                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ David L. Henninger
                                 ______________________________________
                                 David L. Henninger

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ Chester J. Jachimiec
                                 ______________________________________
                                 Chester J. Jachimiec

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ Donald L. Luke
                                 ______________________________________
                                 Donald L. Luke

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ Lucian L. Morrison
                                 ______________________________________
                                 Lucian L. Morrison

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ Robert Munson III
                                 ______________________________________
                                 Robert Munson III

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ James P. Norris
                                 ______________________________________
                                 James P. Norris

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ Fredric J. Sigmund
                                 ______________________________________
                                 Fredric J. Sigmund

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ John M. Sullivan
                                 ______________________________________
                                 John M. Sullivan

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ James D. Weaver
                                 ______________________________________
                                 James D. Weaver

                                 POWER OF ATTORNEY
                                 -----------------


          KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Group Maintenance America Corp., a Texas corporation (the "Company"), of shares of its Common Stock, $0.001 par value, to be issued by the Company in connection with the merger of Building One Services Corporation with and into the Company, the undersigned officer or director of the Company hereby constitutes and appoints Randolph W. Bryant and Darren B. Miller, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 22nd day of December, 1999.


                                 /s/ William M. Witz
                                 ______________________________________
                                 William M. Witz